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                                                                Exhibit 99.4

                         COMPOST STOCK PLEDGE AGREEMENT
                              (MIAMI COMMON STOCK)
  Compost Stock Pledge Agreement (Miami Common Stock) Pursuant to CCF Agreement
                                October 30, 1998


         THIS COMPOST STOCK PLEDGE AGREEMENT ("Agreement") is made, executed and consummated effectively this 30th day of October, 1998 ("Effective Date"), by and among COMPOST AMERICA HOLDING COMPANY, INC. ("Compost") and TOMAS ANDRES MESTRE ("Mestre") (Compost and Mestre are sometimes collectively referred to in this Agreement as the "Pledgor(s)"), and, LIONHART GLOBAL APPRECIATION FUND, LTD. ("Lionhart"), LIONHART INVESTMENTS, LTD. ("LHI") and GLOBAL EARTHFUND PARTNERS, L.L.C. ("GEP") (Lionhart, LHI and GEP are sometimes collectively referred to in this Agreement as the "Pledgee(s)").

                                    Recitals:

         1. Compost is a New Jersey corporation. The principal office of Compost is located at 320 Grand Avenue, Englewood, New Jersey 07631. Mestre is a resident and domicile of the State of Florida.

         2. Miami Recycling and Composting Co., Inc. (Miami"), is a Delaware corporation. The principal office of Miami is located at 320 Grand Avenue, Englewood, New Jersey 07631. Bedminster Seacor Services Miami Corporation ("Bedminster") is a Florida corporation. The principal office of Bedminster is located at 320 Grand Avenue, Englewood, New Jersey 07631. Compost is the direct parent of Miami, owns and controls 80.1% of all issued and outstanding capital stock of Miami, and controls Miami. Miami is the direct parent of Bedminster, Bedminster is a direct wholly-owned subsidiary of Miami, and Compost controls Bedminster (which is an indirect controlled subsidiary of Compost).

         3. Compost owns and controls 80.1% of all issued and outstanding capital stock of Miami, and Mestre owns and controls 19.9% of all issued and outstanding capital stock of Miami. Compost and Mestre own and control collectively all of the issued and outstanding capital stock of Miami. Both Compost and Mestre expect to benefit financially from the extension of the Credit, by the Pledgees to Compost, Miami and Bedminster, as otherwise contemplated under the CCF Agreement, as defined in Recital Paragraph 7 of this Agreement.

         4. Lionhart is a British Virgin Islands international business company. The principal office of Lionhart, in the British Virgin Islands, is located at c/o Citco B.V.I. Limited, Post Office Box 662, Road Town, Tortola, British Virgin Islands.

         5. LHI is a United Kingdom limited liability company. The principal office of LHI, in the United Kingdom, is located at 19 Camp Road, Heston Court, Wimbledon, London SW19 4 RH, England. As of the Effective Date of this Agreement, LHI is engaged by Lionhart as its investment advisor.

         6. GEP is an Indiana limited liability company. The principal office of GEP in the United States is c/o John Thomas Drics, Esq., 111 Monument Circle, Suite 312, Indianapolis, Indiana 46204. As of the Effective Date of this Mortgage, Lionhart is the direct parent of GEP, and GEP is a direct wholly-owned subsidiary of Lionhart.

         7. On and effective as of October 30, 1998, Compost, Miami, Bedminster, Lionhart, LHI and GEP are executing, consummating and delivering, or will or are about to execute, consummate and deliver, an agreement, entitled "Credit, Capitalization and Financing Agreement" ("CCF Agreement"), which is hereby incorporated by reference. Except as otherwise defined separately in this Agreement, and/or except as otherwise indicated by the context in this Agreement, any terms that are capitalized in this Agreement shall have the same definition and meaning as is ascribed to such terms in the CCF Agreement (and/or in any Credit Document(s) or Supplemental Definitive Document(s) (as those terms are defined under the CCF Agreement)). This Agreement is the same instrument, agreement and document that is referred to, and as is otherwise defined as, the Compost Stock Pledge Agreement (Miami Common Stock), under Section 1.1.34 of the CCF Agreement.

         8. Pursuant to the terms and subject to the conditions set forth in the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, Compost, Miami and/or Bedminster have the affirmative duty and obligation, inter alia, to and for the benefit of Lionhart, LHI and/or GEP, 1) to pay and discharge timely punctually, completely and fully certain Indebtedness (as that term is defined under Section 18.01.01 of the CCF Agreement) and 2) to perform and discharge timely, punctually, completely and fully certain Obligations (as that term is defined under Section 18.01.02 of the CCF Agreement).


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For purposes of this Agreement, the terms "Indebtedness" and "Obligations" shall have the same meanings and definitions as ascribed respectively to such terms under Section 18.01.01 and Section 18.01.02 of the CCF Agreement.

         8. Compost and Mestre, 1) for and in consideration of (i) the delivery by GEP to Compost, Miami and Bedminster of the Credit (as defined under Section
2.1 of the CCF Agreement) and (ii) the execution, delivery or consummation of the agreements, promises, covenants and other undertakings by Lionhart, LHI and/or GEP as otherwise provided under the CCF Agreement, the Credit Documents and/or the Supplemental Definitive Documents ("Consideration"), and 2) as an inducement to Lionhart, LHI and GEP to enter into, agree, execute and deliver, and otherwise consummate the transactions contemplated under, the CCF Agreement, the Credit Documents and the Supplemental Definitive Documents, and, 3) to additionally secure (to and for the benefit of Lionhart, LHI and GEP) the timely and complete payment of the Indebtedness and the performance and discharge of the Obligations, by and on the part of Compost, Miami and Bedminster, under and pursuant the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, have agreed to execute or deliver (at the Term Loan Closing on the Closing Date), or cause to be executed and delivered (on the Term Loan Closing on the Closing Date), to and for the benefit of Lionhart, LHI and GEP, this Agreement, without the delivery of which Lionhart, LHI and GEP would not exchange, execute or otherwise deliver the Consideration to or for the benefit of Compost, Miami and/or Bedminster.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged, and as part of the consideration of Compost and as the consideration of Mestre for the Consideration of Lionhart, LHI and GEP, as otherwise provided under the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, Compost and Mestre hereby promise, covenant, and represent and warrant to Lionhart, LHI and GEP, and hereby agree with Lionhart, LHI and GEP, as follows:

                                   Agreement:

         Section 1. Pledge/Security Interest/Collateral. In consideration of and as an inducement for the Consideration specified in this Agreement, and to secure the timely, punctual, complete and full payment and discharge of the Indebtedness and the timely, punctual, complete and full performance and discharge of the Obligations, by and on the part of Compost, Miami and Bedminster, under and pursuant to this Agreement, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents:

              1.01. Pledge. Compost and Mestre (hereinafter and collectively referred to sometimes in this Agreement as the "Pledger(s)") hereby grant, pledge, bargain, release, convey, warrant, sell, assign, transfer, set over, confirm and deliver unto Lionhart, LHI and GEP, and all of their respective successors and assigns, a security interest in, and hereby deliver to Lionhart, LHI and GEP to perfect such pledge and security interest, (i) 810 shares of Miami Common Stock that are otherwise represented by Certificate No. 1, and, (ii) 190 shares of Miami Common Stock that are otherwise represented by Certificate No. 2 (both such Certificates of which indicate thereon that the Agent, for and on behalf of Lionhart, LHI and GEP, is the registered owner thereof), and all amendments, additions, adjustments, modifications, substitutions, replacements, extensions and additions thereof, including, without limitation, all cash and non-cash proceeds thereof, and all such additional shares or securities, or other rights, warrants or options, as provided or otherwise contemplated under Section 6.02 and/or Section 6.04 of this Agreement ("Pledged Miami Shares" and/or "Collateral"), which together constitute and represent, and shall hereafter constitute all of the authorized, issued and outstanding capital stock of Miami until such time that all Indebtedness is paid and discharged in full and all Obligations are performed and discharged in full. The Pledged Miami Shares, that are otherwise pledged by Compost under this Agreement, are referred to sometimes in this Agreement as the "Pledged Compost-Miami Shares," and the Pledged Miami Shares that are otherwise pledged by Mestre under this Agreement, are referred to sometimes in this Agreement as the "Pledged Mestre-Miami Shares."

              1.02. Transfer. The Pledgors shall immediately transfer to and maintain in the name of the Agent (for and on behalf of Lionhart, LHI and GEP under this Agreement), and Compost (by itself or through the auspices of Miami) shall immediately transfer to and shall maintain in the name of Agent (for and on behalf of Lionhart, LHI and GEP under this Agreement) in all appropriate books, records and ledgers of Miami, the Pledged Miami Shares, pursuant to which the Agent shall serve as custodian and agent, for and on behalf of Lionhart, LHI and GEP, of such Pledged Miami Shares, pursuant to the terms and subject to the conditions of this Agreement.

              1.03. Certificate/Legend. Prior to delivery of the Pledged Miami Shares to the Agent, for and on behalf of


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         Lionhart, LHI and GEP, as provided under Section 1.01 of this
         Agreement, Compost (by itself or through the auspices of Miami), for and on behalf of the Pledgors, shall place or cause to be placed on each certificate, that represents any one (1) or more of the above-referenced Pledged Miami Shares (including the above-referenced Certificate No. 1 and Certificate No. 2), and each such certificate shall bear, the following legend, as appropriate:

              "The securities represented hereby are pledged by Compost America Holding Company, Inc. [Tomas Andres Mestre], to Lionhart Global Investments, Ltd. ("Lionhart"), Lionhart Investments, Ltd. ("LHI"), and Global EarthFund Partners, Ltd. ("GEP"), pursuant to the terms and subject to the conditions of an agreement, entitled "Compost Stock Pledge Agreement (Miami Common Stock)," by and among Compost America Holding Company, Inc., Tomas Andres Mestre, Lionhart, LHI and GEP, that is dated on and as of October 30, 1998, and pursuant to which GEP (for and on behalf of Lionhart, LHI and GEP) is and shall remain as the registered holder of these securities, as security and collateral for the payment in full of certain Indebtedness and the performance in full of certain Obligations as those terms are defined under such Compost Stock Pledge Agreement (Miami Common Stock), until such Indebtedness is paid in full and such Obligations are performed in full."

         Section 2. Inter-Pledgee Agent. The Pledgees, pursuant to the terms and subject to the conditions set forth in an agreement, entitled "Inter-Creditor Agreement," that is dated and was executed by and among the Pledgees, on or about October 30, 1998, and that is intended to be recorded promptly hereafter in the Official Records Book or other Public Records of Miami-Dade County, Florida, and any other appropriate public records as may determined by the Pledgees, each duly appointed GEP, as the their exclusive agent and power of attorney ("Agent"), which power is coupled with an interest, for all Pledgees, with respect to this Agreement, the CCF Agreement, the Credit Agreement and the Definitive Supplemental Documents, and the exercise of the rights and remedies of each Pledgee with respect thereto. Pursuant to and as provided under the Inter-Creditor Agreement, 1) GEP, as Agent for all Pledgees, is authorized and empowered, in their respective name, place and stead, with full power of substitution, to exercise and perform from time to time, and without joinder of or by any Pledgee, any act, power, duty, right or obligation whatsoever that any Pledgee or the Pledgees (under this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents) may now or hereafter exercise or perform, and to deal in all respects with Compost, with respect to the transactions evidenced under this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents; and, 2) Miami and Mestre and any third party dealing with the Agent, under this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, shall have the right to rely upon the power and authority of the Agent to bind each Pledgee with respect to the exercise of remedies or the giving of notices or consents under and pursuant to this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         Section 3. Agreement Purpose and Security. This Agreement is executed and delivered by the Pledgors, to Lionhart, LHI and GEP, pursuant to the terms and subject to the conditions of the CCF Agreement. The pledge of and security interest in and to the Pledged Miami Shares, is hereby given by the Pledgors, to Lionhart, LHI and GEP, to secure the timely, punctual, complete and full payment and discharge of the Indebtedness and the timely, punctual, complete and full performance and discharge of the Obligations, by and on the part of Compost, Miami and Bedminster, under and pursuant to this Agreement, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, including, without limitation, all such Indebtedness and Obligations that relate to or arise from the Mortgage Note, and any and all modifications, amendments, restatements, extensions, renewals, supplements and replacements thereof, as any of the foregoing may be amended and/or restated from time to time and at any time, and all reasonable costs and expenses incurred or paid or incurred by Lionhart, LHI and/or GEP to preserve and protect the Pledged Miami Shares and to enforce the security interests and pledge of Lionhart, LHI and/or GEP therein, all of which Compost promises and covenants to pay and discharge all such Indebtedness when due and to perform and discharge all Obligations when due or required to be performed, without relief from valuation and appraisement laws and with reasonable attorneys' fees. The pledge and security interest in the Pledged Miami Shares shall remain, and shall not be released, unless and until all Indebtedness is paid in full and all Obligations are performed and discharged in full. Upon the payment in full of the Indebtedness and the performance in full of all of the Obligations, whereupon the Pledgees shall have the affirmative duty, in a commercial reasonable and prompt manner, to return the Pledged Miami Shares to Compost and Mestre and, upon any reasonable request from time to time by Compost and/or Mestre, to execute any documents, instruments


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or certificates necessary to terminate the security interest and pledge evidenced by this Agreement.

         Section 4. Release/Waiver. The Pledgors hereby and expressly release and waive each and every of the following: 1) all rights, privileges and/or claims under and/or by virtue of any homestead, stay, appraisement or exemption laws that may now exist or hereinafter be enacted; 2) all rights, privileges and/or claims to acquire or retain possession, custody or control of the Pledged Miami Shares, or any part thereof, after any Event of Default under the CCF Agreement, the Credit Documents (including this Agreement) and any Definitive Supplemental Documents, as otherwise provided under Section 9 of this Agreement; and, 3) all rights of redemption from the sale of the Pledged Miami Shares, or any part thereof, under any order or decree of foreclosure or public or private sale of and with respect to the Pledged Miami Shares, or any part thereof.

         Section 5. Recital Paragraphs/Incorporation. The Recital Paragraphs that are set forth on Pages 1-2 of this Agreement, are hereby made part of this Agreement, as if set forth in their complete terms under this Section 5.

         Section 6. Voting Rights, Dividends, Warrants and Adjustments. The Pledgors hereby represent and warrant to Lionhart, LHI and GEP, and hereby agree, promise and covenant, as follows:

              6.01. Cash Dividends. Until all Indebtedness is paid and discharged in full and all Obligations are performed and discharged in full, all cash dividends and other pecuniary amounts received by the Agent, as a result of its record ownership of and that are otherwise attributable to the Pledged Miami Shares, shall be applied by the Agent (for and on behalf of Lionhart, LHI and GEP), net of any taxes whatsoever assessed to or against the Agent (and/or Lionhart, LHI and/or GEP) for and with respect to any such cash dividends, to the payment of Principal and Interest and other charges under the Mortgage Note, pursuant to Section 2 thereof.

              6.02. Adjustments. If, and in the event, during the period that any Indebtedness is not paid and discharged in full or that any Obligation is not performed and discharged in full, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Miami, and that relate to or arise from or otherwise affect the Pledged Miami Shares, all new, substituted and additional shares or other securities that are then or thereby issued by reason of any such share dividend, reclassification, readjustment or other such change, shall continue to be held by the Agent (for and on behalf of Lionhart, LHI and GEP), as additional pledged Collateral and security (and as part of the Pledged Miami Shares), pursuant to the terms and subject to the conditions of this Agreement (in the same manner as if such shares or securities were originally pledged and delivered under this Agreement upon execution, consummation and delivery hereof).

              6.03. Voting Rights. Until all Indebtedness is paid and discharged in full and all Obligations are performed and discharged in full, the Agent (for and on behalf of Lionhart, LHI and GEP), at its sole option and election, shall be entitled 1) to vote the Pledged Miami Shares, on all questions, issues, positions, matters and/or transactions that are otherwise submitted to the shareholders of Miami for consideration thereof and/or a vote thereupon, or otherwise, or 2) to execute and grant one (1) or more general or limited proxies to Compost in the amount of its respective Pledged Miami Shares, that are pledged under this Agreement, in and pursuant to any such proxy or proxy form as is reasonable and usual and customary, as determined by the Agent, to vote the Pledged Miami Shares on all questions, issues, positions, matters and/or transactions that are otherwise submitted to the shareholders of Miami for consideration thereof and/or a vote thereupon, or otherwise, or 3) to execute and grant one (1) or more general or limited proxies to Mestre in the amount of their respective Pledged Mestre Shares, that are pledged under this Agreement, in and pursuant to any such proxy or proxy form as is reasonable and usual and customary, as determined by Lionhart, to vote the Pledged Mestre Shares, on all questions, issues, positions, matters and/or transactions that are otherwise submitted to the shareholders of Miami for consideration thereof and/or a vote thereupon, or otherwise,

              6.04. Warrants/Options/Rights. If, and in the event, during the period that any Indebtedness is not paid and discharged in full or that any Obligation is not performed and discharged in full, any subscription warrants or any other rights, warrants or options shall be issued in connection with the Pledged Miami Shares, then any and all such rights, warrants and options shall be held by the Agent ( for and on behalf of Lionhart, LHI and GEP) as additional pledged Collateral and security and as part of the Pledged Miami Shares, and if exercised by Compost or Mestre (and/or Lionhart, LHI and/or GEP), all such new shares or other securities so acquired by and that are otherwise attributable to the exercise of any such rights, warrants or options shall be delivered to and shall be held by the Agent (for and on behalf of Lionhart, LHI and GEP) as additional pledged Collateral and security and shall be deemed as part of the Pledged Miami Shares, and shall be deemed as immediately assigned, pledged, transferred and delivered to the Agent


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         (for and on behalf of Lionhart, LHI and GEP), in the same manner as is otherwise provided and contemplated under Section 1 of this Agreement, all of which shall thereafter be held by the Agent (for and on behalf of Lionhart, LHI and GEP) as security and as part of the Pledged Miami Shares pursuant to the terms and subject to the conditions set forth under this Agreement.

         Section 7. General Representations and Warranties. Each Pledger hereby represents and warrants to Lionhart, LHI and GEP, and hereby promises and covenants, as follows:

              7.01. Collateral.

              (a) Title. Compost owns and will maintain full and absolute title in and to its Pledged Compost-Miami Shares, free of all security interests, pledges, liens and encumbrances other than the pledge and security interest herein granted to Lionhart, LHI and GEP under this Agreement, and has good and legal right to subject, pledge and otherwise encumber its Pledged Compost-Miami Shares to the pledge and security interest granted by and under this Agreement. Mestre owns and will maintain full and absolute title in and to his Pledged Mestre-Miami Shares, free of all security interests, pledges, liens and encumbrances other than the pledge and security interest herein granted to Lionhart, LHI and GEP under this Agreement, and has good and legal right to subject, pledge and otherwise encumber his Pledged Mestre-Miami Shares to the pledge and security interest granted by and under this Agreement. Compost shall defend the Pledged Miami Shares, that are pledged under this Agreement, against all adverse claims, and Mestre shall defend his Pledged Mestre-Miami Shares, that he has pledged under this Agreement, against all adverse claims. The Pledged Miami Shares, in whole or in part, are not and will not be the subject of any financing statement (other than any filed by Lionhart, LHI and/or GEP) on file in any public office, or pledged to or subjected to the interest of any Person except as provided specifically under this Agreement.

              (b) Taxes and Assessments. Compost shall promptly pay, as they become due and payable, all taxes and assessments imposed upon the Pledged Miami Shares, if any, that either Compost or Mestre pledged under this Agreement.

              (c) Protection of Pledged Miami Shares. Compost shall not, without the prior and advance written consent and approval of and by Lionhart, LHI and GEP (pursuant to which any such consent and approval may be granted or withheld in the sole and exclusive discretion of Lionhart, LHI and GEP), sell, assign, transfer, encumber, hypothecate, pledge, mortgage, or otherwise dispose of any of the Pledged Compost-Miami Shares, that it has pledged under this Agreement, or any of its right, title or interest therein or in any part thereof, and shall not otherwise do or permit anything to be done or occur that may impair any such Pledged Miami Shares as security hereunder. Mestre shall not, without the prior and advance written consent and approval of and by Lionhart, LHI and GEP (pursuant to which any such consent and approval may be granted or withheld in the sole and exclusive discretion of Lionhart, LHI and GEP), sell, assign, transfer, encumber, hypothecate, pledge, mortgage, or otherwise dispose of any of the Pledged Mestre-Miami Shares, that he has pledged under this Agreement, or any of his right, title or interest therein or in any part thereof, and shall not otherwise do or permit anything to be done or occur that may impair any such Pledged Mestre-Miami Shares as security hereunder.

              7.02. Financing Statements, Certificates, Etc. (i) Compost shall do such acts as Lionhart, LHI and/or GEP may deem necessary or appropriate to establish and maintain in Lionhart, LHI and/or GEP a valid security interest and pledge in the Pledged Miami Shares (that either Compost or Mestre has otherwise pledged under this Agreement), free of all other liens, pledges and claims not permitted under this Agreement, to secure full and prompt payment and discharge of the Indebtedness and the full and prompt performance and discharge of the Obligations. Compost authorizes Lionhart, LHI and/or GEP, at the sole expense of Compost, to sign and file, without the signature of Compost, such financing and continuation statements, amendments and supplements thereto, and other documents which Lionhart, LHI and/or GEP may from time to time deem necessary to perfect, preserve and protect their respective pledges and security interests in such Pledged Miami Shares (including the Pledged Compost-Miami Shares). Compost shall from time to time, upon any request by Lionhart, LHI and/or GEP, deliver to Lionhart, LHI and/or GEP, certified schedules, in such form as may be specified by Lionhart, LHI and/or GEP, identifying the Pledged Miami Shares, or such part thereof as may be specified by Lionhart, LHI and/or GEP, together with such supporting documents and information as Lionhart, LHI and/or GEP reasonably may request. (ii) Mestre shall do such acts as Lionhart, LHI and/or GEP may deem necessary or appropriate to establish and maintain in Lionhart, LHI


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and/or GEP a valid pledge and security interest in the Pledged Mestre-Miami
Shares (that he has otherwise pledged under this Agreement), free of all other liens, pledges and claims not permitted under this Agreement, to secure full and prompt payment and discharge of the Indebtedness and the full and prompt performance and discharge of the Obligations. Mestre authorizes Lionhart, LHI and/or GEP, at the sole expense of Compost, to sign and file, without the signature of Mestre, such financing and continuation statements, amendments and supplements thereto, and other documents which Lionhart, LHI and/or GEP may from time to time deem necessary to perfect, preserve and protect their respective pledges and security interests in such Pledged Mestre-Miami Shares. Mestre shall from time to time, upon any request by Lionhart, LHI and/or GEP, deliver to Lionhart, LHI and/or GEP, certified schedules, in such form as may be specified by Lionhart, LHI and/or GEP, identifying the Pledged Mestre-Miami Shares, or such part thereof as may be specified by Lionhart, LHI and/or GEP, together with such supporting documents and information as Lionhart, LHI and/or GEP reasonably may request.

              7.03. Taxes, Assessments and Expenses.

              (a) Taxes and Assessments. Compost, agrees to pay promptly when due all taxes, assessments and governmental charges upon or against Compost, Miami and/or Bedminster, for the property or operations of Compost, Miami and Bedminster, or otherwise, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and for which Compost, either directly or through Miami and/or Bedminster, has established adequate reserves.

              (b) Material Occurrences. Compost shall give written notice to the Agent (for and on behalf of Lionhart, LHI and GEP) of all material occurrences and events adversely affecting the Pledged Miami Shares (that either Compost or Mestre has pledged under this Agreement) or the value, security or amount thereof. Mestre shall give written notice to Lionhart, LHI and GEP of all material occurrences and events adversely affecting the Pledged Mestre-Miami Shares (that he has pledged under this Agreement).

              (c) Secured Party Expenses. In the event that Compost fails to pay taxes, assessments, costs and expenses that Compost or Mestre is required to pay under this Section 7, or in the event that either Compost or Mestre fails to keep the Pledged Miami Shares, or any part thereof, free from other security interests, pledges, liens, or encumbrances not permitted under the terms of this Agreement, Lionhart, LHI and/or GEP may make reasonable expenditures for any and all such purposes. All reasonable costs and expenses of Lionhart, LHI and/or GEP in retaking, holding, preparing for sale and selling or otherwise realizing upon any Pledged Miami Shares or enforcing any provisions hereof in the event of any default by Compost and/or Mestre, including reasonable attorneys' fees, shall constitute part of the Indebtedness and Obligations that are otherwise secured under this Agreement by the Pledged Miami Shares, and Compost and Mestre shall forthwith reimburse Lionhart, LHI and GEP for any such reasonable payments made or any such reasonable expenses incurred by Lionhart, LHI and/or GEP.

         Section 8. Performance by Secured Party of Debtor's Agreements. Lionhart, LHI and/or GEP may, but shall have no duty, to perform any agreement, promise or covenant of Compost and/or Mestre hereunder, which Compost and/or Mestre shall have failed to perform or discharge, and Compost shall forthwith reimburse Lionhart, LHI and GEP for any such reasonable payments made or any such reasonable expenses incurred by Lionhart, LHI and/or GEP, including reasonable attorneys' fees, and all such reasonable payments, costs and expenses, including reasonable attorneys' fees, shall constitute part of the Indebtedness and Obligations that are otherwise secured under this Agreement by the Pledged Miami Shares.

         Section 9. Event of Default. An "Event of Default," under this Agreement, is and shall be defined as, and shall mean and include, any "Event of Default" as that term is defined under Section 18.02 (and as otherwise qualified under Section 18.02.02) of the CCF Agreement, including, without limitation, any default, breach, violation, failure and/or omission, by or on the part of Compost, to pay and discharge, on a timely, punctual, complete and full basis, the Principal and Interest when the Principal and Interest are or become due and payable under the Mortgage Note.

         Section 10. Remedies Upon Default. Upon the occurrence of an Event of Default (as defined under Section 9 of this Agreement), Lionhart, LHI and GEP shall have the right, but not the obligation, in their sole discretion and option, to exercise all rights and remedies that are set forth and described under Section 18.04 of the CCF Agreement, and to exercise any one (1) or all of the following remedies, in addition to any other rights or remedies that Lionhart, LHI and/or GEP may be entitled to assert and/or claim, at law or in equity:

                                                          Page 6 of 10 Pages

              10.01. Acceleration-Indebtedness. Lionhart, LHI and GEP may, from time to time and at any time(s), declare the entire unpaid amount or portion of any, some or all of the Indebtedness (including, without limitation, the unpaid amount or portion of all Principal and Interest under the Mortgage Note), immediately due and payable, without further notice or demand, or presentment, protest, notice of protest or notice of dishonor (of which Compost and Mestre each hereby expressly waives any such notice, demand, presentment, protest, notice of protest or notice of dishonor), whereupon all such Indebtedness, as accelerated under this Section 10.01, shall become immediately due and payable in full, and Lionhart, LHI and GEP shall the right immediately to foreclose upon the lien created by the Mortgage against the Mortgaged Miami Site (as provided and otherwise contemplated under the Mortgage), or any part thereof; to enforce and use lawful self-help or foreclose upon every other security interest in any and all Collateral as otherwise created or confirmed under this Agreement, or any part thereof; to enforce, use lawful self-help or foreclose upon every security interest in any of the pledged Collateral or any other Collateral under the Security Agreement, the Compost Stock Pledge Agreement (Compost Common Stock) and/or the Compost Stock Pledge Agreement (Bedminster Common Stock), or any part thereof; and/or, to commence or institute any action, suit or other proceeding which Lionhart, LHI and/or GEP may deem necessary or proper to protect their respective interests.

              10.02. Acceleration-Obligations. Lionhart, LHI and GEP may, from time to time at any time(s), declare any and all Obligations, that have not been theretofore performed and discharged, immediately due and required to be performed and discharged immediately, without further notice or demand, or presentment, protest, notice of protest or notice of dishonor (of which Compost and Mestre each hereby expressly waives any such notice, demand, presentment, protest, notice of protest or notice of dishonor), whereupon all such Obligations, as accelerated under this Section 10.02, shall become due and immediately required to be performed and discharged completely, and Lionhart, LHI and GEP shall the right immediately to foreclose upon the lien created by the Mortgage against the Mortgaged Miami Site (as provided and otherwise contemplated under the Mortgage), or any part thereof; to enforce and use lawful self-help or foreclose upon every other security interest in any and all Collateral as otherwise created or confirmed under this Agreement, or any part thereof; to enforce, use lawful self-help or foreclose upon every security interest in any of the pledged Collateral or any other Collateral under the Security Agreement, the Compost Stock Pledge Agreement (Compost Common Stock) and/or the Compost Stock Pledge Agreement (Bedminster Common Stock), or any part thereof; and/or, to commence or institute any action, suit or other proceeding which Lionhart, LHI and/or GEP may deem necessary or proper to protect their respective interests.

              10.03. Other Recourse and Remedies. Lionhart, LHI and GEP each shall have all the remedies of a creditor and a secured party under the New Jersey Uniform Commercial Code and all other applicable law, and as otherwise provided by applicable law, including but not limited to, the following:

                   (1) Possession/Sale. Lionhart, LHI and/or GEP shall have the right, without notice to Compost and/or Mestre, and without liability for any diminution in price that may have occurred, sell all or any amount or part of the Pledged Miami Shares in such a manner and for such a price as may be determined by Lionhart, LHI and GEP. Without limiting any rights or remedies that are otherwise available to Lionhart, LHI and/or GEP, at any bona fide public sale, Lionhart, LHI and/or GEP shall have the sole right and authority to bid for and otherwise purchase any amount or part of the Pledged Miami Shares. If, and in the event, Lionhart, LHI and/or GEP do sell any such amount or part of the Pledged Miami Shares at any such sale (public or private), the proceeds derived from any such sale, after the payment and discharge of expenses (including, if applicable, reasonable expenses of retaking, holding, preparing for sale, selling and the like, and reasonable attorneys' fees that relate to or arise from any such sale), shall be applied or otherwise credited to the payment of Principal and Interest and other charges under the Mortgage Note, pursuant to
              Section 2 thereof.

                   (2) Cumulative Remedies. All remedies of Lionhart, LHI and/or
              GEP shall be cumulative to the fullest extent provided by law. Any pursuance by Lionhart, LHI and/or GEP of any single judicial or other remedies shall not abate nor bar resort to other remedies with respect to the Pledged Miami Shares, and pursuit of certain remedies with respect to all or some of the Pledged Miami Shares shall not bar other remedies with respect to the Indebtedness, the Obligations, or other portions of the Pledged Miami Shares, or as may otherwise be provided under the CCF Agreement, the Credit Documents (including the Mortgage Note) and/or the Definitive Supplemental Documents, and/or under any applicable law. Lionhart, LHI and GEP may exercise its rights to the Pledged Miami Shares, or any part thereof, without resorting or regard to


                                                          Page 7 of 10 Pages
              other Pledged Miami Shares or sources of security or reimbursement for the Indebtedness and/or Obligations (whether under the CCF Agreement, the Credit Documents the Definitive Supplemental Documents, or otherwise).

         Section 11. Nonwaiver-Expenses, Proceeds of Collateral. No waiver by Lionhart, LHI and/or GEP of any of its or their respective rights or of an Event of Default shall be effective unless in writing, and in no event shall it operate as a waiver of any other of its or their respective rights or any other Event of Default, nor of the same rights or Event of Default on any future occasion. Compost and Mestre shall pay to Lionhart, LHI and GEP, on demand by Lionhart, LHI and/or GEP, any and all reasonable expenses, including reasonable attorneys' fees, incurred or paid by Lionhart, LHI and/or GEP in protecting or enforcing its rights upon or under the Indebtedness, the Obligations, the Pledged Miami Shares or this Agreement.

         Section 12. Legal Authority/Compliance/Miscellaneous. Compost hereby represents and warrants, and hereby promises, agrees and covenants, as follows:

              12.01. General Board Authorization. Compost has all necessary corporate power and authority, pursuant to the approval by and the duly adopted resolutions of its Board of Directors, and otherwise, to execute and deliver this Agreement, and to perform their respective duties and obligations contemplated and as otherwise provided under this Agreement, including, without limitation, the granting and pledging to Lionhart, LHI and GEP of a security interest in and to, and otherwise pledging, the Pledged Compost-Miami Shares.

              12.02. No Violations. The execution and delivery of (and the performance and consummation transactions contemplated under) this Agreement, will not (i) conflict with or violate the Certificate of Incorporation or By-Laws of Compost, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Compost or by which any of its Properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Properties or assets of Compost, pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, insurance policy or other instrument or obligation to which is a party, or by which Compost or its Properties, are bound or affected.

              12.03. No Required Governmental Consents. The execution and delivery of (and the performance and consummation transactions contemplated under) this Agreement by Compost, does not and will not, require any consent, approval, authorization or permit from any Governmental Authority which has not been obtained.

              12.04. Authority of Officers. Compost has good right and lawful authority, through its designated and officers and representatives who have signed and delivered this Agreement, for and on behalf of Compost, to execute, deliver and consummate the transactions contemplated under this Agreement.

              12.05. Enforceability. This Agreement is a legal, valid and binding obligation of and is enforceable against Compost, in accordance with the terms of this Agreement, and there is no action or proceeding at law or in equity, or by or before any court or Governmental Authority now pending or to the knowledge of Compost threatened or affecting Compost that may materially and adversely affect Compost.

              12.06. Execution by Parties. Any person or party executing this Agreement in a representative capacity, acknowledges, warrants and represents 1) that he or she is an official representative of the firm or corporation in whose name he or she is executing this Agreement, 2) that he or she possesses full and complete authority to bind said firm or corporation to the full and faithful performance of all conditions, terms, provisions, covenants, warranties and representations as contained in this Agreement, and 3) that all other parties are relying on these representations and warranties as a material inducement to execute, deliver and otherwise consummate the transactions contemplated under this Agreement, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents.

         Section 13. Mestre Authority. Mestre hereby represents and warrants, and hereby promises, agrees and covenants, that Mestre is emancipated and competent; Mestre is legally authorized and entitled to execute and deliver this Agreement, and to pledge the Pledged Mestre-Miami Shares as contemplated under this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated under this Agreement, will not conflict with or violate any


                                                          Page 8 of 10 Pages
applicable law, judgment, order or agreement which is applicable to Mestre, and will not result in a reach of constitute any default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Mestre (pursuant to any undertaking whatsoever of Mestre); and, this Agreement is a legal, valid and binding obligation of Mestre and is enforceable against Mestre, in accordance with the terms of this Agreement, and there is not action or proceeding at law or in equity, or by before any court or governmental agency or authority, now pending, or to the knowledge of Mestre threatened or affecting Mestre that may materially and adversely affect Mestre.

         Section 14. Applicable Law, Jurisdiction and Venue. Compost and Mestre hereby represent and warrant, and hereby promise, agree (with Lionhart, LHI and GEP) and covenant, as follows:

              14.01. This Agreement shall be governed by, construed in accordance with, and shall be enforced under, the laws of the State of New Jersey, exclusive of its rules relating to conflict of laws.

              14.02. Subject to applicable conflict of laws principles, Compost and Mestre shall accept venue with respect to all claims, actions or lawsuits that relate to or arise from this Agreement, in any state court or U.S. Court of competent jurisdiction that sits in Newark, New Jersey. Compost and Mestre hereby, and irrevocably and unconditionally, for themselves and their respective Properties, submits to the jurisdiction of any such New Jersey court or U.S. Court sitting in Newark, New Jersey, and any appellate court with jurisdiction thereover, in any action or proceeding relating to or arising from this Agreement, the CCF Agreement (exclusive of the Mortgage), the Credit Documents and/or the Definitive Supplemental Documents, or for the recognition or enforcement of any judgment, and Compost and Mestre each hereby, and irrevocably and unconditionally, agrees, promises and covenants that all such claims in respect of any such action or proceeding shall be heard, determined and adjudicated in by any such New Jersey court or, to the extent permitted by applicable law, by any such U.S. Court. Compost and Mestre each hereby agrees, promises and covenants that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

              14.03. Compost and Mestre hereby, and irrevocably and unconditionally, waives, to the fullest extent under applicable law, any defense or objection that it may now or hereafter have 1) to the laying of venue of any suit, action or proceeding relating to or arising from this Agreement, the CCF Agreement, the Credit Documents (exclusive of the Mortgage) and/or the Definitive Supplemental Documents, in any such New Jersey court or U.S. Court sitting in Newark, New Jersey, or 2) to the personal jurisdiction and/or preferred and proper venue of any such New Jersey court or any such U.S. Court in Newark, New Jersey.

         Section 15. Captions/Headings. The captions and headings that are set forth in this Agreement are for the purpose of convenience only and are not intended to be a part of this Agreement and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         Section 16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 17. Binding Obligations. The terms and provisions, and promises, covenants and undertakings of this Agreement, shall bind and be enforceable against and upon Compost and Mestre, and its and his respective successors and assigns and other legal agents and representatives, and shall inure to the benefit of Lionhart, LHI and GEP, and their respective successors and assigns, transferees, credit participants, guarantors and endorsees. If, at any time or times, by assignment or otherwise, Lionhart, LHI and/or GEP transfers any of the Indebtedness or Obligations, any such transfer shall carry with it Lionhart's, LHI's and GEP's rights, interests and powers under this Agreement, including all such rights, interests and powers that relate to or arise from this Agreement and the Pledged Miami Shares (including the Pledged Compost-Miami Shares and the Pledged Mestre-Miami Shares). Lionhart, LHI and GEP, in their sole discretion and at their sole option, shall have the right to assign this Agreement, as well as the CCF Agreement, the other Credit Documents and the Definitive Supplemental Documents, to any successor(s) or assign(s) of Lionhart, LHI and/or GEP.

         Section 18. Time of the Essence. Time is hereby declared to be of the essence of this Agreement, and of every part hereof.


                                                          Page 9 of 10 Pages

         SECTION 19. JURY WAIVER. COMPOST AND MESTRE EACH DOES HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLE, UNCONDITIONALLY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE CCF AGREEMENT, THE CREDIT DOCUMENTS AND/OR THE DEFINITIVE SUPPLEMENTAL DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON. THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LIONHART, LHI AND/OR GEP TO DELIVER THE CREDIT, AND TO EXECUTE AND DELIVER, AND OTHERWISE CONSUMMATE THE TRANSACTIONS CONTEMPLATED UNDER, THE CCF AGREEMENT, THE CREDIT DOCUMENTS AND THE DEFINITIVE SUPPLEMENTAL DOCUMENTS.

         Section 20. Counterparts/Facsimile. This Agreement may be executed in any number of counterparts, and each by fax, e-mail or other digital or telephonic transmission, and each of which shall be an original, but all of which together will constitute one and the same instrument.

         Section 21. Notices. Any notices by or to Compost, Miami and/or Bedminster, or by or to Lionhart, LHI and/or GEP, under this Agreement, shall be given as provided under Section 20.04 of the CCF Agreement. Any notices to Mestre shall be mailed to Compost and Miami, c/o Roger E. Tuttle and/or Tomas Andres Mestre, as provided under Section 20.04 of the CCF Agreement.

         Section 22. Written Instrument Requirement. This Agreement cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge this Agreement, in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

         Section 23. Assignment. This Agreement, and any rights hereunder, may be assigned by Lionhart, LHI and GEP, or any of their respective participants and/or successors and assigns, at their sole discretion and option. This Agreement may not be assigned by Compost or Mestre, and Compost and Mestre shall not delegate any of its, his or their respective duties under this Agreement, in whole or in part, without the advance written consent of Lionhart, LHI and GEP (pursuant to which any such consent may be granted or withheld in the sole discretion of the Pledgees).

         Section 24. Definitions. All capitalized terms that are set forth in this Agreement, and that are not expressly defined under this Agreement, shall have the meanings and definitions that are assigned or ascribed to such terms in the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         Section 25. Incorporation of Documents. The CCF Agreement, the Credit Documents (including the Mortgage, the Mortgage Note, the Compost-Miami Guaranty, the Security Agreement, the Compost Stock Pledge Agreement (Bedminster Common Stock) and the Compost Stock Pledge Agreement (Compost Common Stock)) and the Definitive Supplemental Documents, and all other agreements, instruments or other documents that are referred to in this Agreement, are hereby incorporated by reference and form a part of this Agreement.

         IN WITNESS WHEREOF, Compost and Mestre, and Lionhart, LHI and GEP, have executed and delivered this Agreement on and as of this 30th day of October, 1998.

         Pledgors:                     MIAMI RECYCLING AND COMPOSTING CO., INC.


                                       --------------------------------------
                                       Roger E. Tuttle
                                       President and Chief Executive Officer

                                       TOMAS ANDRES MESTRE


                                       --------------------------------------
                                       Tomas Andres Mestre


                                                         Page 10 of 10 Pages

         Pledgees/Secured Parties:     LIONHART GLOBAL APPRECIATION FUND, LTD.


                                       --------------------------------------
                                       Terrence P. Duffy
                                       Director

                                       LIONHART INVESTMENTS, LTD.


                                       --------------------------------------
                                       Terrence P. Duffy
                                       Director

                                       GLOBAL EARTHFUND PARTNERS, LTD.


                                       --------------------------------------
                                       Jay A. Duffy
                                       President


                                                         Page 11 of 10 Pages